United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011 (May 20, 2011)

Educational Development Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10302 East 55th Place, Tulsa, Oklahoma	74146-6515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (918) 622-4522

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Kara Gae Neal has been appointed to the Board of Directors, effective May 20, 2011. Dr. Neal is the Superintendent and CEO of Tulsa Technology Center. A copy of the press release announcing her appointment is attached hereto.

Item 8.01. Other Events.

     On May 25, 2011, Educational Development Corporation declares via press release, a quarterly dividend. A copy of the press release is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS

99.1 Press release dated as of May 25, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation (Registrant)
May 25, 2011 (Date)	/s/ RANDALL W. WHITE Randall W. White President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
*99.1	Press release dated as of May 25, 2011

______________
*Filed herewith.